UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                   -------------------------
                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 15, 2000
                                                 -------------





                    INTACTA TECHNOLOGIES INC.
     (Exact Name of Registrant as Specified in its Charter)



          Nevada                      0-30467                58-2488071
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
of incorporation)                                        Identification No.)




                 235 Peachtree Street, N.E.
                    2215 North Tower
                          Atlanta, GA
                             30303
            (Address of Principal Executive Offices)
                         (404) 880-9919
      (Registrant's Telephone Number, Including Area Code)

Item 5    Other Events

          On June 15, 2000, Intacta Technologies Inc., (the "Company") consummated the private placement of an additional 8.25 units
          (the "Units") at a price of $100,000 per Unit for gross proceeds to the Company of $825,000. Each Unit is comprised of (i) an unsecured 12% Senior Promissory Note in the principal amount
          Of $100,000, and (ii) warrants to purchase 25,000 shares of common stock, $.0001 par value per share, at an exercise price of $3.50 per share. The Company had previously consummated the private placement of 16.75 Units on May 30, 2000. With the second closing, the Company has sold all of the Units offered in the private placement. Harmonic Research, Inc. acted as the placement agent in connection with the private placement of the Units.

Item 7    Financial Statements and Exhibits

         (c) Exhibits:

          1.  Press Release of the Company dated June 15, 2000

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Intacta Technologies Inc.
                                   -----------------------------
                                  (Registrant)


                                   /s/ Ross Wilmot
                                   -----------------------------
                                  (Signature)


                                   Ross Wilmot
                                   -----------------------------
                                  (Name)


                                   Vice President, Finance and
                                   Director
                                   -----------------------------
                                  (Title)


June 23, 2000
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Date